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                                                                    EXHIBIT 32.2

                    Certification of Chief Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I, David B. Holtz, Senior Vice President, Finance and Treasurer of Integra LifeSciences Holdings Corporation (the "Company"), hereby certify that, to my knowledge:

     1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirement of
         Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005                  By: /s/ David B. Holtz
                                      ----------------------------
                                      David B. Holtz
                                      Senior Vice President, Finance
                                      and Treasurer

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